EXHIBIT 99.7
Equity One Mortgage 04-3 - BE Analysis - Class B3



Balance         $7,110,000.00           Delay                   0
                                        Dated                   7/23/2004
Settle          7/23/2004               First Payment           8/25/2004



                                                WAL                                     1.74
                             Principal Window Begin                                       15
                               Principal Window End                                       30
                                Principal Writedown                              0.00 (0.00%)
           Total Collat Group Loss (Collat Maturity)                    34,968,037.20 (5.41%)
    Total Collat Group Liquidation (Collat Maturity)                   79,562,422.47 (12.31%)

                                        Prepay (FRM)                100% WAMCO FRM CPR Curve
                                        Prepay (ARM)                100% WAMCO ARM CPR Curve
                                       Default (FRM)               100% WAMCO FRM LOSS Curve
                                      Loss Severity                                      45%
                                       Default (ARM)               100% WAMCO ARM LOSS Curve
                                      Loss Severity                                      40%
                                  Servicer Advances                                     100%
                                    Liquidation Lag                                       12
                                        Delinquency                                       0%
                                Optional Redemption                                  Call (N)


                                     2.01                                    2.73                                     3.51
                                       15                                      15                                       15
                                       39                                      52                                       70
                              0.00 (0.00%)                            0.00 (0.00%)                        84,674.68 (1.19%)
                     42,642,842.57 (6.60%)                   49,947,940.23 (7.73%)                    53,650,361.74 (8.30%)
                    97,025,337.39 (15.01%)                 113,647,965.66 (17.58%)                  122,073,232.36 (18.89%)

                 100% WAMCO FRM CPR Curve                100% WAMCO FRM CPR Curve                 100% WAMCO FRM CPR Curve
                 100% WAMCO ARM CPR Curve                100% WAMCO ARM CPR Curve                 100% WAMCO ARM CPR Curve
                125% WAMCO FRM LOSS Curve               150% WAMCO FRM LOSS Curve             163.15% WAMCO FRM LOSS Curve
                                      45%                                     45%                                      45%
                125% WAMCO ARM LOSS Curve               150% WAMCO ARM LOSS Curve             163.15% WAMCO ARM LOSS Curve
                                      40%                                     40%                                      40%
                                     100%                                    100%                                     100%
                                       12                                      12                                       12
                                       0%                                      0%                                       0%
                                  Call (N)                                Call (N)                                 Call (N)


                                     4.71                                    3.90
                                       15                                      15
                                       24                                      23
                     3,939,967.85 (55.41%)                   4,726,315.63 (66.47%)
                     56,907,697.62 (8.80%)                   63,544,459.22 (9.83%)
                   129,485,972.83 (20.03%)                 144,590,365.31 (22.37%)

                 100% WAMCO FRM CPR Curve                100% WAMCO FRM CPR Curve
                 100% WAMCO ARM CPR Curve                100% WAMCO ARM CPR Curve
                175% WAMCO FRM LOSS Curve               200% WAMCO FRM LOSS Curve
                                      45%                                     45%
                175% WAMCO ARM LOSS Curve               200% WAMCO ARM LOSS Curve
                                      40%                                     40%
                                     100%                                    100%
                                       12                                      12
                                       0%                                      0%
                                  Call (N)                                Call (N)


Prepayment:
Fixed  2-15cpr over 18mo, level at 18 thereafter
Float: 10-25cpr over 24 months, 60c for 6, 50c for 6, 45c for 6, 40c for 6, 30c for 18, 25 for life

Losses:
Fixed: 0-4cdr over 24mo, ramp back down to 2cdr over next 84mo, level at 2 **45% sev**
Float: 0-9cpr over 30mo, ramp back down to 4cdr over next 84mo, level at 4 **40% sev**

Equity One Mortgage 04-3 - Price/Yield - B3

RBS Greenwich Capital

Balance $7,110,000.00   Delay           0               Index           LIBOR_1MO | 0           WAC  6.732721  WAM      346
Coupon  4.863           Dated           7/23/2004       Mult / Margin   1 / 3.50                NET  6.212721  WALA     2
Settle  7/23/2004       First Payment   8/25/2004       Cap / Floor     999 / 0



Price                                                                            1                                 2

                                            WAL                               1.74                              2.01
                         Principal Window Begin                                 15                                15
                           Principal Window End                                 30                                39
                            Principal Writedown                        0.00 (0.00%)                      0.00 (0.00%)
       Total Collat Group Loss (Collat Maturity)              34,968,037.20 (5.41%)             42,642,842.57 (6.60%)
Total Collat Group Liquidation (Collat Maturity)             79,562,422.47 (12.31%)            97,025,337.39 (15.01%)

                                      Shock(bps)
                                      LIBOR_1MO                      1.57500 . . .                     1.57500 . . .
                                      LIBOR_6MO                      1.96900 . . .                     1.96900 . . .
                                      Prepay (1)                       2 . . . CPR                       2 . . . CPR
                                     No Prepays
                          Lockout and Penalties                  Include Penalties                 Include Penalties
                         Prepay Penalty Haircut                                  0                                 0
                                      Prepay (2)                      10 . . . CPR                      10 . . . CPR
                                     No Prepays
                          Lockout and Penalties                  Include Penalties                 Include Penalties
                         Prepay Penalty Haircut                                  0                                 0
                                      Prepay (3)                      10 . . . CPR                      10 . . . CPR
                                     No Prepays
                          Lockout and Penalties                  Include Penalties                 Include Penalties
                         Prepay Penalty Haircut                                  0                                 0
                                     Default (1)      100 *EQ1_04_3_WAMCO_FRM_LOSS      125 *EQ1_04_3_WAMCO_FRM_LOSS
                                  Loss Severity                                45%                               45%
                              Servicer Advances                               100%                              100%
                                Liquidation Lag                                 12                                12
                                     Default (2)      100 *EQ1_04_3_WAMCO_ARM_LOSS      125 *EQ1_04_3_WAMCO_ARM_LOSS
                                  Loss Severity                                40%                               40%
                              Servicer Advances                               100%                              100%
                                Liquidation Lag                                 12                                12
                                     Default (3)      100 *EQ1_04_3_WAMCO_ARM_LOSS      125 *EQ1_04_3_WAMCO_ARM_LOSS
                                  Loss Severity                                40%                               40%
                              Servicer Advances                               100%                              100%
                                Liquidation Lag                                 12                                12
                            Optional Redemption                            Call (N)                          Call (N)


                                  3                                  4                                 5
                               2.73                               3.51                              4.71
                                 15                                 15                                15
                                 52                                 70                                24
                        0.00 (0.00%)                  84,674.68 (1.19%)             3,939,967.85 (55.41%)
               49,947,940.23 (7.73%)              53,650,361.74 (8.30%)             56,907,697.62 (8.80%)
             113,647,965.66 (17.58%)            122,073,232.36 (18.89%)           129,485,972.83 (20.03%)


                      1.57500 . . .                      1.57500 . . .                     1.57500 . . .
                      1.96900 . . .                      1.96900 . . .                     1.96900 . . .
                        2 . . . CPR                        2 . . . CPR                       2 . . . CPR

                  Include Penalties                  Include Penalties                 Include Penalties
                                  0                                  0                                 0
                       10 . . . CPR                       10 . . . CPR                      10 . . . CPR

                  Include Penalties                  Include Penalties                 Include Penalties
                                  0                                  0                                 0
                       10 . . . CPR                       10 . . . CPR                      10 . . . CPR

                  Include Penalties                  Include Penalties                 Include Penalties
                                  0                                  0                                 0
       150 *EQ1_04_3_WAMCO_FRM_LOSS    163.15 *EQ1_04_3_WAMCO_FRM_LOSS      175 *EQ1_04_3_WAMCO_FRM_LOSS
                                45%                                45%                               45%
                               100%                               100%                              100%
                                 12                                 12                                12
       150 *EQ1_04_3_WAMCO_ARM_LOSS    163.15 *EQ1_04_3_WAMCO_ARM_LOSS      175 *EQ1_04_3_WAMCO_ARM_LOSS
                                40%                                40%                               40%
                               100%                               100%                              100%
                                 12                                 12                                12
       150 *EQ1_04_3_WAMCO_ARM_LOSS    163.15 *EQ1_04_3_WAMCO_ARM_LOSS      175 *EQ1_04_3_WAMCO_ARM_LOSS
                                40%                                40%                               40%
                               100%                               100%                              100%
                                 12                                 12                                12
                            Call (N)                           Call (N)                          Call (N)


                                   6
                                3.90
                                  15
                                  23
                4,726,315.63 (66.47%)
                63,544,459.22 (9.83%)
              144,590,365.31 (22.37%)


                       1.57500 . . .
                       1.96900 . . .
                         2 . . . CPR

                   Include Penalties
                                   0
                        10 . . . CPR

                   Include Penalties
                                   0
                        10 . . . CPR

                   Include Penalties
                                   0
        200 *EQ1_04_3_WAMCO_FRM_LOSS
                                 45%
                                100%
                                  12
        200 *EQ1_04_3_WAMCO_ARM_LOSS
                                 40%
                                100%
                                  12
        200 *EQ1_04_3_WAMCO_ARM_LOSS
                                 40%
                                100%
                                  12
                             Call (N)